UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2004

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 9.              Regulation FD Disclosure.

Item 12.  Results of Operation and Financial Condition.

On August 3, 2004, Inland Real Estate Corporation (the “Company”) issued a press release announcing its unaudited financial results for its second fiscal quarter ended June 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Current  Report on Form
8-K and is incorporated herein solely for purposes of this Item 9 and Item 12 disclosure.  A copy of the supplemental financial information for the three- and six-months ended June 30, 2004 referenced in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 9 and Item 12 disclosure.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  August 4, 2004

exhibit index

Exhibit No.                   Description

Press release of Inland Real Estate Corporation, dated August 3, 2004

Supplemental financial information of Inland Real Estate Corporation for the three- and six-months ended June 30, 2004